UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
_______________________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported):
SEPTEMBER 28, 2020
CMC Materials, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-30205	36-4324765
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

870 North Commons Drive, Aurora, Illinois	60504
(Address of principal executive offices)	(Zip Code)

(630) 375-6631
(Registrant’s telephone number, including area code)

Cabot Microelectronics Corporation
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CCMP	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company                    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Corporate Name Change to CMC Materials, Inc.

On September 28, 2020, CMC Materials, Inc. (formerly Cabot Microelectronics Corporation) (the “Company”) filed its (Second) Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Amended Charter”), effective as of 12:01 a.m., Eastern Time, on October 1, 2020. The Amended Charter changed the Company’s name from “Cabot Microelectronics Corporation” to “CMC Materials, Inc.” (the “Name Change”). The Charter Amendment also removed certain provisions that have expired pursuant to their terms, updated certain information due to the passage of time, and changed gender-specific references to gender-neutral references. In addition, effective as of October 1, 2020, the Board of Directors adopted the Company’s (Fourth) Amended and Restated Bylaws (the “Amended Bylaws”) to reflect the Name Change and to change gender-specific references to gender-neutral references. No other changes were made to the Company’s certificate of incorporation or bylaws. The Company’s common stock will continue to trade on The Nasdaq Stock Market LLC under the symbol “CCMP.” In connection with the Name Change, effective October 1, 2020, the Company’s common stock CUSIP number changed to 12571T 100.

The foregoing descriptions of the Amended Charter and the Amended Bylaws are only a summary and are qualified in their entirety by the full text of the Amended Charter and the Amended Bylaws, copies of which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 8.01    Other Events.

On September 30, 2020, the Board of Directors declared a quarterly cash dividend of $0.44 per share ($1.76 per share on an annualized basis) on the Company's common stock. The dividend will be payable on or about November 6, 2020 to stockholders of record at the close of business on October 12, 2020. The declaration and payment of future dividends is subject to the discretion and determination of the Company's Board of Directors and management, based on a variety of factors, and the program may be suspended, terminated or modified at any time for any reason.

On October 1, 2020, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing the Company’s new name and visual identity, effective October 1, 2020, and the dividend declaration.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit No.	Description
3.1	(Second) Amended and Restated Certificate of Incorporation of CMC Materials, Inc.
3.2	(Fourth) Amended and Restated Bylaws of CMC Materials, Inc.
99.1	Press Release, dated October 1, 2020, entitled “Cabot Microelectronics Corporation Announces It is Now CMC Materials, Inc. and Declares Quarterly Cash Dividend.”
104	Cover Page Interactive Data File - The Cover Page Interactive Data File does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CMC MATERIALS, INC.
[Registrant]

Date: October 1, 2020	By:	/s/ SCOTT D. BEAMER
Scott D. Beamer
Vice President and Chief Financial Officer
[Principal Financial Officer]